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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):
                                December 20, 2004


                           Wabash National Corporation
             (Exact name of registrant as specified in its charter)


        Delaware                    1-10883               52-1375208
    -----------------             -----------         -------------------
     (State or other              (Commission            (IRS Employer
      jurisdiction                 File No.)          Identification No.)
    of incorporation)



              1000 Sagamore Parkway South, Lafayette, Indiana 47905
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (765) 771-5310


                               ------------------


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into Material Agreement.

On December 9, 2004, the Board of Directors of Wabash National Corporation, approved compensation for the Company's non-employee directors, effective January 1, 2005, that provides for:

     o An annual retainer for non-employee Directors of $40,000 per calendar quarter except for the Chairman of the Board who receives $55,000. Such retainers are paid quarterly, 1/2 in cash and 1/2 in Common Stock of the Corporation.

     o An annual retainer of $5,000 for each non-employee director who is a committee Chair. Payments are made quarterly in cash.

     o Non-employee Directors also receive $1,000 for each committee meeting he or she attends either in person or via telephone.

         Also, non-employee directors annually receive a restricted stock award of 1,000 shares on the last day of the fiscal year. One-half of these shares vest on the first anniversary of the grant date and one-half vest on the second anniversary of the grant date. Vesting of the restricted stock will be accelerated on the first to occur of either (1) an involuntary termination of the directorship and (2) the voluntary resignation of the director if the director has served for one year since the date of grant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              WABASH NATIONAL CORPORATION


Date:  December 20, 2004                      By:   /s/ Robert J. Smith
                                                 -------------------------------
                                                 Robert J. Smith
                                                 Senior Vice President and Chief
                                                 Financial Officer


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